UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2013

Arrhythmia Research Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	1-9731 (Commission File Number)	72-0925679 (I.R.S. Employer Identification Number)

25 Sawyer Passway
Fitchburg, MA 01420
(Address of principal executive offices and zip code)

(978) 345-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.
On August 15, 2013, Arrhythmia Research Technology, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon were: (1) the re-election of Paul F. Walter and Patrick L. Muldoon as Class III directors (terms expiring at the 2016 annual meeting), (2) the ratification of the non-binding advisory vote on executive compensation ("say-on-pay"), (3) the ratification of the frequency of the advisory vote on executive compensation ("say-on-pay" votes), (4) the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm, and (5) the ratification to authorize the Board of Directors to adjourn the Annual Meeting to a later date or dates, if necessary, to allow time for further solicitation of proxies, in the event there are insufficient votes present in person or represented by proxy at the Annual Meeting to approve the proposals.

(1) Each of the nominees for director was elected to the respective classes for which they were nominated. The results of the voting for the members of the board of directors were as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Patrick L. Muldoon	558,716	453,399	1,524,790
Paul F. Walter	1,005,036	7,079	1,524,790
(2) To approve the non-binding advisory vote on executive compensation ("say-on-pay").The results of the voting were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
963,321	35,424	13,370	1,524,790
(3) To approve the advisory vote on the frequency of the advisory vote on executive compensation ("say-on-pay" votes). The results of the voting were as follows:

Three Years	Two Years	One Year	Abstain	Broker Non-Votes
51,638	454,363	487,832	18,282	1,524,790
(4) The proposal to ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013 was approved. The results of the voting were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
2,477,287	7,026	52,592	—
(5) To consider and vote on a proposal to authorize the Board of Directors to adjourn the Annual Meeting to a later date or dates, if necessary, to allow time for further solicitation of proxies, in the event there are insufficient votes present in person or represented by proxy at the Annual Meeting to approve the proposals. The results of the voting were as follows.

Votes For	Votes Against	Abstain	Broker Non-Votes
2,306,411	6,867	82,447	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fitchburg, Commonwealth of Massachusetts, on the 16th day of August, 2013.
ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

By: /s/ David A. Garrison
David A. Garrison
Executive Vice President and
Chief Financial Officer